JPMorgan Equity Funds

JPMorgan Market Expansion Index Fund

(a series of JPMorgan Trust II)

All Share Classes

Supplement dated May 3, 2005

to the Equity Prospectuses dated February 19, 2005

Average Annual Total Returns. This Supplement provides corrected information regarding the average annual total returns of the S&P 1000 Index, which is hereby replaced with the following:

Average Annual Total Returns through December 31, 2004	1 YEAR	5 YEARS	PERFORMANCE SINCE 7/31/98
S&P 1000 Index[2] (no deduction for fees, expenses or taxes)	18.39%	10.19%	11.80%

[2]	The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

TOG-F-120-8